SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 15, 2011

Date of Report (Date of Earliest Event Reported)

LEFT BEHIND GAMES INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-50603	91-0745418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25060 HANCOCK AVENUE, SUITE 103 BOX 110, MURRIETA, CA		92562
(Address of principal executive offices)		(Zip code)

(951) 894-6597

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 11, 2011, the Board of Directors of Left Behind Games Inc., a Nevada corporation (the “Company”), determined that the financial statements included in the Company’s previously filed Annual Report on Form 10-K for the fiscal year ended March 31, 2010 and Quarterly Reports on Form 10-Q for the periods ended June 30, 2009, September 30, 2009, December 31, 2009, June 30, 2010 and September 30, 2010 should no longer be relied due to errors in the accounting for certain share-based compensation arrangements with consultants. The Company failed to recognize the fair value of these share-based awards in accordance with ASC 470-20, and as a result, general and administrative expenses were understated.

The following tables reflect the impact of the errors on the previously filed financial statements for the quarter ended June 30, 2009:

CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended June 30, 2009
(Unaudited)

	Previously
	Reported	Adjustments		Restated

Revenues	$22,805	$-	$	$ 22,805

Costs and expenses:
Cost of sales – product costs	12,751	-		12,751
Cost of sales – intellectual property costs	4,187	-		4,187
General and administrative	563,747	130,748	(1)	694,495
Product development	1,600	-		1,600
Operating loss	(559,480)	130,748		(690,228)

Other income (expense):
Interest expense	(273,200)	-		(273,200)
Net loss	$(832,680)	$(130,748)		$(963,428)

Basic and diluted loss per share:
Loss per share	$(0.00)	$(0.00)		$(0.00)
Weighted average common shares	446,806,436	-		446,806,436

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements and to record corrections to accrued liabilities for items that were overstated previously

CONSOLIDATED BALANCE SHEET
June 30, 2009
(Unaudited)

	Previously
	Reported	Adjustments		Restated
ASSETS:
Total assets	$436,004	$-		$436,004

LIABILITIES & STOCKHOLDERS’ DEFICIT:
Accounts payable and accrued expenses	$2,601,912	$(122,752)	(2)	$2,479,160
Convertible debt issued for services	-	30,000	(1)	30,000
All other liabilities	906,067	-		906,067
Total liabilities	3,507,979	(92,752)		3,415,227

Stockholders’ deficit:
Series A preferred stock	3,586	-		3,586
Series B preferred stock	11,081	-		11,081
Common stock	690,076	-		690,076
Treasury stock	24,500	-		24,500
Additional paid-in capital	41,046,973	223,500	(1)	41,270,473
Deferred stock-based compensation	(13,875)	-		(13,875)
Accumulated deficit	(44,834,316)	(130,748)	(2)	(44,965,064)
Stockholders’ deficit	(3,071,975)	92,752	(1),(2)	(2,979,223)
Total liabilities and stockholders’ deficit	$436,004	$-		$436,004

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements.
(2) To correct wage and salary expense that was understated previously and to record corrections to accrued liabilities for items that were overstated previously.

The following tables reflect the impact of the errors on the previously filed financial statements for the quarter ended September 30, 2009:

CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended September 30, 2009
(Unaudited)

	Previously
	Reported	Adjustments		Restated

Revenues	$18,591	$-		$18,591

Costs and expenses:
Cost of sales – product costs	14,156	-		14,156
Cost of sales – intellectual property costs	3,004	-		3,004
General and administrative	617,345	2,162,500	(1)	2,779,845
Product development	48,361	-		48,361
Operating loss	(664,275)	(2,162,500)		(2,826,775)

Other income (expense):	(225,577)	-		(225,577)
Net loss	$(889,852)	$(2,162,500)		$(3,052,352)

Basic and diluted loss per share:
Loss per share	$(0.00)	$(0.00)		$(0.00)
Weighted average common shares	799,254,783			799,254,783

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements

CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended September 30, 2009
(Unaudited)

	Previously
	Reported	Adjustments		Restated

Revenues	$42,396	$-		$42,396

Costs and expenses:
Cost of sales – product costs	26,907	-		26,907
Cost of sales – intellectual property costs	7,191	-		7,191
General and administrative	1,182,092	2,293,248	(1)	3,475,340
Product development	49,961	-		49,961
Operating loss	(1,223,755)	(2,293,248)		(3,517,003)

Other income (expense)	(498,777)	-		(498,777)
Net loss	$(1,722,532)	$(2,293,248)		$(4,015,780)

Basic and diluted loss per share:
Loss per share	$(0.00)	$(0.01)		$(0.01)
Weighted average common shares	623,030,609	-		623,030,609

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements and to record corrections to accrued liabilities for items that were overstated previously

CONSOLIDATED BALANCE SHEET
September 30, 2009
(Unaudited)

	Previously
	Reported	Adjustments		Restated
ASSETS:
Total assets	$465,302	$-		$465,302

LIABILITIES & STOCKHOLDERS’ DEFICIT:
Accounts payable and accrued expenses	$2,501,557	$(122,752)	(2) $	2,378,805
Convertible debt issued for services	-	120,000	(1)	120,000
All other liabilities	615,249	-		615,249
Total liabilities	3,116,806	(2,752)		3,114,054

Stockholders’ deficit:
Series A preferred stock	3,586	-		3,586
Series B preferred stock	11,081	-		11,081
Common stock	913,026	-		913,026
Treasury stock	24,500	-		24,500
Additional paid-in capital	42,120,471	2,296,000	(1)	44,416,471
Accumulated deficit	(45,724,168)	(2,293,248)	(1), (2)	(48,017,416)
Stockholders’ deficit	(2,651,504)	2,752		(2,648,752)
Total liabilities and stockholders’ deficit	$465,302	$-		$465,302

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements.
(2) To correct wage and salary expense that was understated previously and to record corrections to accrued liabilities for items that were overstated previously.

The following tables reflect the impact of the errors on the previously filed financial statements for the quarter ended December 31, 2009:

CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended December 31, 2009
(Unaudited)

	Previously
	Reported	Adjustments		Restated

Revenues	$52,868	$-		$52,868

Costs and expenses:
Cost of sales – product costs	11,372	-		11,372
Cost of sales – intellectual property costs	9,418	-		9,418
Stock based compensation – employees and directors	3,597,100	-		3,597,100
Stock based compensation - consultants	180,773	-		180,773
General and administrative	763,338	3,030,000	(1)	3,793,338
Product development	26,977	-		26,977
Operating loss	(4,536,110)	3,030,000		(7,566,110)

Other income (expense):	(27,499)	-		(27,499)
Net loss	$(4,563,609)	$(3,030,000)		$(7,593,609)

Basic and diluted loss per share:
Loss per share	$(0.00)	$(0.00)		$(0.00)
Weighted average common shares	1,545,754,982			1,545,754,982

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements

CONSOLIDATED STATEMENT OF OPERATIONS
Nine Months Ended December 31, 2009
(Unaudited)

	Previously
	Reported	Adjustments		Restated

Revenues	$95,264	$-		$95,264

Costs and expenses:
Cost of sales – product costs	38,279	-		38,279
Cost of sales – intellectual property costs	16,609	-		16,609
Stock based compensation – employees and directors	3,657,100	-		3,657,100
Stock based compensation - consultants	580,828	-		580,828
General and administrative	1,485,385	5,323,248	(1)	6,808,633
Product development	76,928	-		76,928
Operating loss	(5,759,865)	(5,423,73)		(11,083,113)

Other income (expense)	(526,276)	-		(526,276)
Net loss	$(6,286,141)	$(5,423,473)		$(11,609,389)

Basic and diluted loss per share:
Loss per share	$(0.00)	$(0.01)		$(0.01)
Weighted average common shares	623,030,609	-		623,030,609

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements and to record corrections to accrued liabilities for items that were overstated previously

CONSOLIDATED BALANCE SHEET
December 31, 2009
(Unaudited)

	Previously
	Reported	Adjustments		Restated
ASSETS:
Total assets	$686,258	$-		$686,258

LIABILITIES & STOCKHOLDERS’ DEFICIT:
Accounts payable and accrued expenses	$2,388,213	$(282,752)	(2) $	2,105,461
Convertible debt issued for services	-	210,000	(1)	210,000
All other liabilities	311,867	-		311,867
Total liabilities	2,700,080	(72,752)		2,627,328

Stockholders’ deficit:
Series A preferred stock	3,586	-		3,586
Series B preferred stock	11,081	-		11,081
Common stock	1,441,990	-		1,441,990
Treasury stock	24,500	-		24,500
Additional paid-in capital	46,792,798	5,396,000	(1)	52,188,798
Accumulated deficit	(50,287,777)	(5,323,248)	(1), (2)	(55,611,025)
Stockholders’ deficit	(2,013,822)	72,752		(1,941,070)
Total liabilities and stockholders’ deficit	$686,258	$-		$686,258

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements.
(2) To correct wage and salary expense that was understated previously and to record corrections to accrued liabilities for items that were overstated previously.

The following tables reflect the impact of the errors on the previously filed financial statements for the quarter ended June 30, 2010:

CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended June 30, 2010
(Unaudited)

	Previously
	Reported	Adjustments		Restated

Revenues	$39,894	$-		$39,894

Costs and expenses:
Cost of sales – product costs	13,241	-		13,241
Cost of sales – intellectual property costs	1,393	-		1,393
Stock based compensation - consultants	184,286	-		184,286
General and administrative	275,261	2,284,686	(1)	2,559,947
Product development	215,894	-		215,894
Operating loss	(650,181)	(2,284,686)		(2,934,867)

Other income:
Interest expense	22,065	-		22,065
Net loss	$(628,116)	$(2,284,686)		$(2,912,802)

Basic and diluted loss per share:
Loss per share	$(0.00)	$(0.00)		$(0.00)
Weighted average common shares	2,567,152,201	-		2,567,152,201

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements and to record corrections to accrued liabilities for items that were overstated previously

CONSOLIDATED BALANCE SHEET
June 30, 2010
(Unaudited)

	Previously
	Reported	Adjustments		Restated
ASSETS:
Total assets	$439,607	$-		$439,607

LIABILITIES & STOCKHOLDERS’ DEFICIT:
Accounts payable and accrued expenses	$2,113,909	$(340,254)	(2) $	1,773,655
Convertible debt issued for services	-	260,000	(1)	260,000
All other liabilities	380,534	-		380,534
Total liabilities	2,494,443	(80,254)		2,414,189

Stockholders’ deficit:
Series A preferred stock	3,586	-		3,586
Series B preferred stock	11,041	-		11,041
Common stock	2,987,796	-		2,987,796
Treasury stock	24,500	-		24,500
Additional paid-in capital	47,384,993	10,390,686	(1)	57,775,679
Accumulated deficit	(52,466,752)	(10,310,432)	(1), (2)	(62,777,184)
Stockholders’ deficit	(2,054,836)	80,254		(1,974,582)
Total liabilities and stockholders’ deficit	$439,607	$-		$439,607

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements.
(2) To correct wage and salary expense that was understated previously and to record corrections to accrued liabilities for items that were overstated previously.

The following tables reflect the impact of the errors on the previously filed financial statements for the quarter ended September 30, 2010:

CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended September 30, 2010
(Unaudited)

	Previously
	Reported	Adjustments		Restated

Revenues	$182,976	$-		$182,976

Gross profit	59,853	-		59,853
Operating expenses:
General and administrative	115,740	-		115,740
Depreciation and amortization	11,114	-		11,114
Consultant compensation and product development	(40,971)	989,500	(1)	948,529
Salaries and wages	(1,601)	212,907	(2)	211,306
Operating loss	(24,429)	(1,202,407)		(1,226,836)

Other income (expense):	(8,627)	-		(8,627)
Net loss	$(33,056)	$(1,202,407)		$(1,235,463)

Basic and diluted loss per share:
Loss per share	$(0.00)	$(0.00)		$(0.00)
Weighted average common shares	3,251,501,634			3,251,501,634

(1) To correct consultant compensation to properly reflect the costs of consulting arrangements.
(2) To correct wage and salary expense that was understated previously.

CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended September 30, 2010
(Unaudited)

	Previously
	Reported	Adjustments		Restated

Revenues	$222,872	$-		$222,872

Gross profit	85,113	-		85,113
Operating expenses:
General and administrative	275,404	(37,500)	(2)	237,904
Depreciation and amortization	22,135	-		22,135
Consultant compensation and product development	327,760	3,311,686	(1)	3,639,446
Salaries and wages	120,139	212,907	(2)	333,046
Operating loss	(660,325)	(3,487,093)		(4,147,418)

Other income (expense):	847	-		847
Net loss	$(661,172)	$(3,487,093)		$(4,148,265)

Basic and diluted loss per share:
Loss per share	$(0.00)	$(0.01)		$(0.01)
Weighted average common shares	2,909,326,917			2,909,326,917

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements.
(2) To correct wage and salary expense that was understated previously and to record corrections to accrued liabilities for items that were overstated previously.

CONSOLIDATED BALANCE SHEET
September 30, 2010
(Unaudited)

	Previously
	Reported	Adjustments		Restated
ASSETS:
Total assets	$316,464	$-		$316,414

LIABILITIES & STOCKHOLDERS’ DEFICIT:
Accounts payable and accrued expenses	$1,527,339	$13,312	(2) $	1,540,651
Convertible debt issued for services	-	241,565	(1)	241,563
All other liabilities	338,282	-		338,282
Total liabilities	1,865,621	254,875		2,120,496

Stockholders’ deficit:
Series A preferred stock	3,586	-		3,586
Series B preferred stock	10,702	-		10,702
Common stock	3,972,132	-		3,972,132
Treasury stock	24,500	-		24,500
Additional paid-in capital	46,939,731	11,257,966	(1)	58,197,697
Accumulated deficit	(52,499,808)	(11,512,841)	(1),(2)	(64,012,649)
Stockholders’ deficit	(1,549,157)	(254,875)		(1,804,032)
Total liabilities and stockholders’ deficit	$316,464	$-		$316,464

(1) To correct general and administrative expenses to properly reflect the costs of consulting arrangements.
(2) To correct wage and salary expense that was understated previously and to record corrections to accrued liabilities for items that were overstated previously.

The Company intends to include the necessary restatements to correct the error within its the above-referenced reports, which the Company intends to file on or about February 22, 2011.

The Board of Directors of the Company and management have discussed these matters with MaloneBailey LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEFT BEHIND GAMES INC.

DATE: February 22, 2011	By:	/s/ TROY A. LYNDON
	Name:	Troy A. Lyndon
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board (Principal Executive Officer) (Principal Financial and Accounting Officer)